UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 10, 2003

(Date of earliest event reported)

FNB CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	000-24141 (Commission File Number)	54-1791618 (I.R.S. Employer Identification No.)

105 Arbor Drive

Christiansburg, Virginia 24068

(Address of principal executive offices, including zip code)

540-382-4951

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On October 10, 2003, FNB Corporation issued a press release announcing the resignation of Peter A. Seitz, Executive Vice President/Chief Administrative Officer and Corporate Secretary. A copy of the press release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

Exhibit

99.1	FNB Corporation press release dated October 10, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB CORPORATION (Registrant)

/s/ William P. Heath, Jr.

William P. Heath, Jr. President and Chief Executive Officer

Date: October 10, 2003

EXHIBIT INDEX

Exhibit

99.1	FNB Corporation press release dated October 10, 2003.